SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

ABERDEEN GLOBAL INCOME FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1

800 Scudders Mill Road
Plainsboro, New Jersey 08536
(609) 282-4600

March 24, 2004

Dear Stockholder:

The Annual Meeting of Stockholders is to be held at 2:30 p.m. (Eastern time), on Tuesday, April 20, 2004, at Hilton Newark Gateway, Raymond Boulevard, Newark, New Jersey. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and an envelope, postage pre-paid, in which to return your proxy card are enclosed.

At the Annual Meeting, the Fund’s common stockholders will vote for the election of the Fund’s Class III Directors for three-year terms and until their successors are duly elected and qualify, and the Fund’s preferred stockholders will vote for the election of two Directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify. Stockholders who are present at the meeting will hear a report on the Fund and will be given the opportunity to discuss matters of interest to you as a stockholder.

Your Directors recommend that you vote in favor of each of the foregoing matters.

Martin J. Gilbert

Chairman

YOU ARE URGED TO COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

ABERDEEN GLOBAL INCOME FUND, INC.

800 Scudders Mill Road

Plainsboro, New Jersey 08536

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 20, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Aberdeen Global Income Fund, Inc., a Maryland corporation (the “Fund”), will be held at Hilton Newark Gateway, Raymond Boulevard, Newark, New Jersey, on Tuesday, April 20, 2004, at 2:30 p.m. (Eastern time), for the following purposes:

(1)	To elect three Directors to serve as Class III Directors for three-year terms and until their successors are duly elected and qualify;

(2)	To elect two Directors to serve as Preferred Directors until the next annual meeting of stockholders and until their successors are duly elected and qualify; and

(3)	To transact any other business that may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 1, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Roy M. Randall, Secretary

Plainsboro, New Jersey

March 24, 2004

IMPORTANT: Stockholders are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose, or to authorize the proxy vote by telephone pursuant to instructions on the enclosed proxy card. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

PROXY STATEMENT

ABERDEEN GLOBAL INCOME FUND, INC.

800 Scudders Mill Road

Plainsboro, New Jersey 08536

Annual Meeting of Stockholders

April 20, 2004

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Aberdeen Global Income Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the Annual Meeting of Stockholders of the Fund (the “Meeting”) to be held at Hilton Newark Gateway, Raymond Boulevard, Newark, New Jersey, on Tuesday, April 20, 2004, at 2:30 p.m. (Eastern time). The approximate mailing date for this Proxy Statement is March 26, 2004 or as soon as practicable thereafter.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Fund’s common stock will be voted FOR Proposal 1, and proxies submitted by holders of the Fund’s preferred stock will be voted FOR Proposal 2. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536), or by attending the Meeting and voting in person. Stockholders may authorize proxy voting by using the enclosed proxy card along with the enclosed envelope with pre-paid postage. Stockholders may also authorize proxy voting by telephone, by following the instructions contained on their proxy card.

The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.

Approval of Proposal 1 (Election of Class III Directors to the Board of Directors) will require the affirmative vote of a majority of the shares of common stock present in person or by proxy at the Meeting and entitled to vote thereon. Approval of Proposal 2 (Election of Preferred Directors to the Board of Directors) will require the affirmative vote of a majority of the shares of preferred stock present in person or by proxy at the Meeting and entitled to vote thereon. An abstention as to Proposal 1 or 2 will be treated as present and will have the effect of a vote “against” that proposal.

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting or the stockholders may adjourn the Meeting. The vote required to adjourn the Meeting is the affirmative vote of a majority of all the votes cast on the matter. If a quorum is present but there are not sufficient votes to approve a proposal, the chairman of the Meeting may adjourn the Meeting as to that proposal or the persons named as proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies on that proposal. The vote required for stockholders to adjourn the Meeting is the affirmative vote of a majority of all the votes cast on the matter. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment as to that proposal, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal. If the motion for adjournment is not approved, the voting on that proposal will be completed at the Meeting.

The following table indicates which class of the Fund’s stockholders is being solicited with respect to each Proposal to be considered at the Meeting.

	Solicitation of Vote of Common Stockholders	Solicitation of Vote of Preferred Stockholders (Series W-7)
Proposal 1:
Election of Class III Directors	✓
Proposal 2:
Election of Preferred Directors		✓

Only stockholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a stockholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board of Directors has fixed the close of business on March 1, 2004 as the record date (“Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Stockholders on the Record Date will be entitled to one vote for each share held. As of March 1, 2004, the Fund had outstanding 9,277,163 shares of common stock, par value $0.001 per share and 1,200 shares of Auction Market Preferred Stock, Series W-7, par value $0.001 per share.

The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended October 31, 2003, and any more recent reports, to any Fund stockholder upon request. To request a copy, please call or write to Aberdeen Asset Management, 300 Las Olas Place, 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL 33301, Telephone: 1-800-522-5465.

PROPOSAL 1: ELECTION OF CLASS III DIRECTORS

The Fund’s charter provides that the Board of Directors to be elected by holders of the Fund’s common stock will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund, the Investment Manager or the Investment Adviser, are referred to in this Proxy Statement as “Interested Directors.” Directors who are not interested persons as described above are referred to in this Proxy Statement as “Independent Directors.”

The Board of Directors of the Fund, including the Independent Directors, upon the recommendation of the Fund’s Nominating Committee, which is composed entirely of Independent Directors, has nominated Martin Gilbert, Neville J. Miles and Warren C. Smith to serve as Class III Directors for three-year terms, to expire at the Annual Meeting of Stockholders to be held in 2007, and until their successors are duly elected and qualify. Messrs. Gilbert, Miles and Smith were elected by stockholders to serve until the 2004 Annual Meeting. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

It is the intention of the persons named on the enclosed proxy card to vote for the election of the persons indicated above to serve as Class III Directors. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

The names of the Fund’s nominees for election as Class III Directors, and each other Director of the Fund, and their addresses, ages and principal occupations during the past five years, are provided in the tables below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Class III Directors (Current Directors and Nominees for a Term expiring at the Annual Meeting to be held in 2007)

Interested Director
Martin J. Gilbert** c/o Aberdeen Asset Managers (C.I.) Limited No. 1 Seaton Place St. Helier, Jersey JE4 8YJ Channel Islands Age: 48	Chairman of Board; President; Class III Director/Nominee	Current term as Director expires 2004; Director since 2001

Mr. Gilbert is the Chief Executive and an Executive Director of Aberdeen Asset Management PLC, which was established in 1983 and is the parent company of the Fund’s Investment Manager and Investment Adviser. He is one of the founding directors of Aberdeen Asset Management PLC and has been involved in the investment management industry since 1982, after he qualified as a chartered accountant. He has been President of the Fund, of Aberdeen Asia-Pacific Income Fund, Inc., and Aberdeen Australia Equity Fund, Inc. since February 2004. He has been Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. since 2001. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager (effective March 8, 2004) since 1991. Mr. Gilbert has also been a Director of Aberdeen Asset Management Limited (the Fund’s Investment Adviser) and Aberdeen Asset Managers (C.I.) Limited (the Fund’s Investment Manager to March 8, 2004) since 2000.

2

Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited.

Mr. Gilbert is also a director of foreign funds advised by entities affiliated with the Investment Manager and the Investment Adviser.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Directors
Neville J. Miles° 2 Paddington Street Paddington, NSW 2021 Australia Age: 57	Class III Director/Nominee	Current term expires 2004; Director since 1999

Mr. Miles has over 20 years of international investment banking experience. He was formerly head of Corporate Treasury at Westpac Banking Corporation and Managing Director of Ord Minnett Securities Limited (stockbrokers). Mr. Miles has extensive experience in the areas of corporate acquisitions and equity offerings.

Mr. Miles is currently an investor and real estate developer. He has served, for over five years, as a Director of Ballyshaw Pty. Ltd. (investing/consulting) and Dawnglade Pty. Ltd. (real estate investment), and has served as a Director of Villaren Pty. Ltd. (real estate investment company) since 1999; Sonic Communications Pty. Ltd. since 2000; and Commsecure Limited since 2002.

				3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited; Aberdeen Leaders Limited (investment company).

Warren C. Smith 1002 Sherbrooke St. West Suite 1600 Montreal, Quebec H3A 3L6 Canada Age: 48	Class III Director/Nominee	Current term expires 2004; Director since 1992	Mr. Smith is a Managing Editor with BCA Publications, independent publishers of financial market research, including The Bank Credit Analyst. Since 1982, he has helped direct the firm’s investment strategy, and has been editor of several U.S. and international publications. Mr. Smith has also developed and edited new institutional research products since 1989. Mr. Smith lectures to investment groups around the globe.	1	Aberdeen Asia-Pacific Income Investment Company Limited.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Class I Directors (Term expiring at the Annual Meeting to be held in 2005)

Independent Directors
David L. Elsum, A.M.† c/o Aberdeen Asset Managers (C.I.) Limited No. 1 Seaton Place St. Helier, Jersey JE4 8YJ Channel Islands Age: 66	Class I Director	Term expires 2005; Director since 1992

Mr. Elsum has over 20 years of experience in investment and insurance markets. He was a member of the Corporations and Securities Panel of the Australian Securities Commission until 2000, a member of the Australian Federal Government Administrative Appeals Tribunal until 2001, Chairman of Audit Victoria (government statutory authority) from 1997 to 2000, and has been a member of the State of Victoria Regulator–General Appeal Panel since 2001. Mr. Elsum is Chairman of Stodart Investment Pty. Ltd. He was founding Managing Director of Capel Court Investment Bank, and has served as Chief Executive of several major public companies, including The MLC Limited (insurance) and President of the State of Victoria Superannuation Fund (pension fund management).

				3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited; Melbourne Wholesale Fish Market Pty. Ltd.; Queen Victoria Market Pty. Ltd. (municipal market); Financial Planning Association Limited (industry association); Aberdeen Leaders Limited (investment company).

E. Duff Scott‡ c/o Aberdeen Asset Managers (C.I.) Limited No. 1 Seaton Place St. Helier, Jersey JE4 8YJ Channel Islands Age: 67	Class I Director	Term expires 2005; Director since 1992	Mr. Scott is currently President of Multibanc Financial Corporation and Multibanc NT Financial Corporation, investment holding companies. He also serves as Chairman of QLT Inc., a biopharmaceutical company. Previously, Mr. Scott was Chairman of Peoples Jewelers Corporation (retail jeweler) and Chairman of the Toronto Stock Exchange.	1	Aberdeen Asia-Pacific Income Investment Company Limited; Becker Milk Company (real estate); SCI Income Trust.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Class II (Term expiring at the Annual Meeting to be held in 2006)

Independent Directors
William J. Potter†‡° c/o Aberdeen Asset Managers (C.I.) Limited No. 1 Seaton Place St. Helier, Jersey JE4 8YJ Channel Islands Age: 55	Class II Director	Term expires 2006; Director since 1992

Mr. Potter has extensive experience in investment banking and fund management. Mr. Potter has held senior positions with Toronto Dominion Bank, Barclays Bank PLC, and Prudential Securities, Inc., as well as board of director positions with investment funds involving over $20 billion in assets since 1983. Mr. Potter has been involved in the Australian capital markets since 1974, including management and board of director positions with a noted Australian brokerage house. Mr. Potter is President of a U.S. investment bank and has securities licenses in both the U.S. and Canada. Mr. Potter also has extensive securities underwriting experience in various capital markets with an emphasis on natural resources.

Mr. Potter is currently President of Ridgewood Group International Ltd., an international consulting and merchant banking company, and President of Ridgewood Capital Funding, Inc., a private placement securities firm.

				3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited; National Foreign Trade Counsel (trade association); Alexandria Bancorp (banking group in Cayman Islands); E.C. Power, Inc. (energy company); Alexandria Funds.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Peter D. Sacks†‡ 445 King Street West 4th Floor Toronto, Ontario M5V 1K4 Canada Age: 58	Class II Director	Term expires 2006; Director since 1992	Mr. Sacks is currently Managing Partner of Toron Capital Markets, Inc., a company he established in 1988 to design and manage customized equity, fixed income and currency portfolios for individual and corporate clients. Mr. Sacks also serves on the Boards of Directors of Toron Capital Markets, Inc. (portfolio management), Toron Capital Management, Ltd. and Toron Asset Management, Inc.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited; Horizon Funds Inc.; Cirrus Financial Concepts Inc.; Chirp Holdings Inc.

*	Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.
†	Messrs. Elsum, Potter and Sacks are members of the Contract Review Committee.
‡	Messrs. Potter, Sacks and Scott are members of the Audit and Valuation Committee.
°	Messrs. Miles and Potter are members of the Nominating Committee.

Please also see the information contained below under the heading “Further Information Regarding Directors and Officers.”

The Board of Directors recommends that holders of common stock vote FOR the election of the Fund’s three nominees as Class III Directors to the Fund’s Board of Directors.

PROPOSAL 2: ELECTION OF PREFERRED DIRECTORS

The Fund has outstanding 1,200 shares of Auction Market Preferred Stock, Series W-7, with an aggregate liquidation preference of $30 million.

Section 18 of the 1940 Act requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. The Board of Directors of the Fund, including the Independent Directors, upon the recommendation of the Fund’s Nominating Committee, which is composed entirely of Independent Directors, has nominated Dr. Anton E. Schrafl and Mr. John T. Sheehy to serve as Preferred Directors until the Annual Meeting of Stockholders to be held in 2005 and until their successors are duly elected and qualify. The nominees have indicated an intention to continue to serve if elected and have consented to be named in this Proxy Statement.

It is the intention of the persons named on the enclosed proxy card to vote for the election of the persons indicated above to serve as Preferred Directors. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

The names of the Fund’s nominees for election as Preferred Directors, their addresses, ages and principal occupations during the past five years are provided in the table below. Both of the nominees are Independent Directors.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Dr. Anton E. Schrafl Wiesenstrasse 7 8008 Zurich Switzerland Age: 72	Preferred Stock Director	Current term expires 2004; Director since 1993	Dr. Schrafl was Deputy Chairman of Holcim Limited, a global manufacturer and distributor of cement and allied products until May 2002. He currently serves as Chairman of the Board of Directors of Dynavest Ltd., an investment management company. Until 2003, Dr. Schrafl served on the Board of Directors of Organogenesis, Inc., a medical products company involved in biotechnological tissue engineering, and Apogee Technology Inc., a manufacturer of digital amplifiers.	2	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited.

John T. Sheehy†° 560 Sylvan Avenue Englewood Cliffs, NJ 07632 Age: 61	Preferred Stock Director	Current term expires 2004; Director since 1992	Mr. Sheehy has over 30 years’ experience in investment banking with companies such as J.P. Morgan & Company and Bear, Stearns & Co. Inc. His specialty areas include securities valuation, public offerings and private placements of debt and equity securities, mergers and acquisitions and management buyout transactions. He has been Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (private equity) since 1997.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited.

*	Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
†	Mr. Sheehy is a member of the Contract Review Committee.
°	Mr. Sheehy is a member of the Nominating Committee.

Please also see the information contained below under the heading “Further Information Regarding Directors and Officers.”

The Board of Directors recommends that holders of preferred stock vote FOR the election of the Fund’s two nominees as Preferred Directors to the Fund’s Board of Directors.

FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

Officers of the Fund

The names of the officers of the Fund who are not Directors, their addresses, ages and principal occupations during the past five years are provided in the table below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
James Blair 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 38	Vice President**	Since 2003	Assistant Vice President (from 2002 to 2003): Director and Head of Asia-Pacific Fixed Income of Aberdeen Asset Management Asia Limited (the Fund’s Investment Manager) (since 2001); Regional head of fixed income of EquitiLink Australia Limited (from 1995 through 2000).

Christian Pittard No. 1 Seaton Place St. Helier, Jersey JE4 8YJ Channel Islands Age: 30	Treasurer and Assistant Secretary***	Since 2001	Managing Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s former Investment Manager) (since 2000); Managing Director of Aberdeen Private Wealth Management (affiliate of the Fund’s Investment Manager and Investment Adviser); Chartered Accountant, KPMG (from 1994 to 1998) and Quorum Trust Group (1998).

Roy M. Randall Level 12, Chifley Tower 2 Chifley Square Sydney, NSW 2000 Australia Age: 67	Secretary***	Since 1992	Consultant to The Seidler Law Firm, Australian counsel to the Fund (since 2003); Partner of Stikeman, Elliott, former Australian counsel to the Fund (from 1997 through 2002).

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 12, 2003, except for Mr. Martin Gilbert, who was elected as President of the Fund on February 17, 2004.

**	Mr. Blair holds the same position with Aberdeen Asia-Pacific Income Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Messrs. Pittard and Randall hold the same position(s) with Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc., both of which may be deemed to be a part of the same “Fund Complex” as the Fund.

Ownership of Securities

As of December 31, 2003, the Fund’s Directors and executive officers, as a group, owned less than 1% of the Fund’s outstanding shares of common stock, and no shares of the Fund’s preferred stock. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers.

As of December 31, 2003, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director or Nominee in Family of Investment Companies *

Interested Director

Martin J. Gilbert	$10,001 to $50,000	$10,001 to $50,000

Independent Directors

David L. Elsum	$10,001 to $50,000	$10,001 to $50,000
Neville J. Miles	$10,001 to $50,000	$10,001 to $50,000
William J. Potter	$10,001 to $50,000	$10,001 to $50,000
Peter D. Sacks	$10,001 to $50,000	$10,001 to $50,000
Dr. Anton E. Schrafl	$10,001 to $50,000	$10,001 to $50,000
E. Duff Scott	$50,001 to $100,000	$50,001 to $100,000
John T. Sheehy	$10,001 to $50,000	$50,001 to $100,000
Warren C. Smith	$50,001 to $100,000	$50,001 to $100,000

*	Aggregate Dollar Range shown includes equity securities of the Fund, and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc., all of which may be deemed to be in the same Family of Investment Companies.

For the period ended December 31, 2003, none of the Independent Directors or their immediate family members owned any shares of the then Investment Manager or Investment Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the then Investment Manager or Investment Adviser.

Messrs. Martin Gilbert and Christian Pittard serve as executive officers of the Fund. As of December 31, 2003, Mr. Pittard owned no shares of the Fund’s common stock or preferred stock.

Committees of the Board of Directors

Current Committees and Members

The Board of Directors has a standing Audit and Valuation Committee, Contract Review Committee, and Nominating Committee, each of which is composed entirely of Independent Directors. Each member is also “independent” within the meaning of the New York Stock Exchange (“NYSE”) listing standards.

Audit and Valuation Committee

The Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent accountants (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non–audit work of the Fund’s independent accountants, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund’s Audit and Valuation Committee are Messrs. William J. Potter, Peter D. Sacks and E. Duff Scott.

The Board of Directors has adopted an Audit Charter and a Valuation Charter for its Audit and Valuation Committee. A copy of the Fund’s Audit Charter was included as an appendix to the Fund’s proxy statement in 2003.

The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Pricing and Valuation Procedures, such as overseeing the implementation of the Fund’s Pricing and Valuation Procedures. The Board of Directors has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in situations set forth in the Pricing and Valuation Procedures.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewal or amendment of the Fund’s management agreement, advisory agreement, administration agreement, investor relations services agreement and other agreements. The members of the Fund’s Contract Review Committee are Messrs. David L. Elsum, William J. Potter, Peter D. Sacks and John T. Sheehy.

Nominating Committee; Consideration of Potential Director Nominees

The Nominating Committee recommends nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s Investment Manager and Investment Adviser and other principal service providers. The Committee generally meets twice annually to identify and evaluate nominees for director and makes its recommendations to the Board at the time of the Board’s December meeting. The Committee also periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. The members of the Fund’s Nominating Committee are Messrs. Neville J. Miles, William J. Potter and John T. Sheehy.

The Nominating Committee has historically determined not to consider director candidates recommended by security holders, but it does not have a policy with regard to the consideration of such candidates. The Board of Directors does not currently have a Nominating Committee charter. However, in light of the SEC’s recent adoption of enhanced nominating committee disclosure requirements, and proposed rules regarding security holder director nominations, the Board of

Directors has concluded it would be appropriate to adopt a Nominating Committee charter and a policy regarding the consideration of director candidates recommended by stockholders. The Board expects, during the current fiscal year, to adopt a Nominating Committee charter and other formal policies that are responsive to such requirements, and to such rules regarding security holder director nominations as may be adopted by the SEC.

Although the Nominating Committee does not consider director candidates recommended by security holders, stockholders can present proposals, including the nomination of a director, for inclusion in the Fund’s proxy statement or for presentation at a stockholders’ meeting. The Fund’s bylaws (Article II, Section 11) contain advance notice provisions and general procedures with respect to the submission of proposals, including the nomination of directors. Stockholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the Fund’s bylaws, and shall include the following information: (1) the nature of the proposed business with reasonable particularity, including the exact text of any proposal to be presented for adoption, and the reasons for conducting that business at the meeting of stockholders, (2) with respect to each such stockholder, that stockholder’s name and address (as they appear on the records of the Fund), business address and telephone number, residence address and telephone number, and the number of shares of each class of stock of the Fund beneficially owned by that stockholder, (3) any interest of the stockholder in the proposed business, (4) the name or names of each person nominated by the stockholder to be elected or reelected as a director, if any, and (5) with respect to each nominee, that nominee’s name, business address and telephone number, and residence address and telephone number, the number of shares, if any, of each class of stock of the Fund owned directly and beneficially by that nominee, and all information relating to that nominee that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, pursuant to Regulation 14A under the 1934 Act (or any provisions of law subsequently replacing Regulation 14A), together with a notarized letter signed by the nominee stating his or her acceptance of the nomination by that stockholder, stating his or her intention to serve as director if elected, and consenting to being named as a nominee for director in any proxy statement relating to such election. Any stockholder who would like a copy of the Fund’s bylaws may obtain a copy from Fund, by writing to Aberdeen Asset Management, the Fund’s investor relations services provider, at 300 Las Olas Place, 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL 33301, or by sending an e-mail to Aberdeen Asset Management at InvestorRelations@aberdeen-asset.com. Stockholders can also obtain a copy of the Fund’s bylaws from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Board and Committee Meetings in Fiscal 2003

During the Fund’s fiscal year ended October 31, 2003, the Board of Directors held four regular meetings and one special meeting; the Audit and Valuation Committee held two meetings; the Contract Review Committee held one meeting; and the Nominating Committee held three meetings. Each of the Directors then in office attended at least 75% of the aggregate number of meetings of the Board of Directors and of all the Committees of the Board on which he served.

Communications with the Board of Directors

Stockholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o Aberdeen Asset Management, the Fund’s investor relations services provider, at 300 Las Olas Place, 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL 33301, or may send e-mail correspondence to the director(s) c/o Aberdeen Asset Management at InvestorRelations@aberdeen-asset.com.

Director Attendance at Annual Meetings of Stockholders

Generally, in the event that any of the Fund’s directors are geographically close to the site of an annual meeting of stockholders at the time of such meeting, one or more of such directors will attend the meeting. However, since a majority of the Fund’s directors reside outside of the United States, the Fund recognizes that it would be impractical for most directors to attend such meetings and would create a significant expense for the Fund. In light of the fact that the residences of most directors are substantial distances from the location of the annual meetings of stockholders and that, historically few stockholders have attended annual meetings in person, the Fund has not established a policy with respect to director attendance at annual meetings of stockholders. No Directors attended the 2003 annual meeting of stockholders.

Compensation of Directors and Certain Officers

The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2003. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the fund complex for performing their duties as officers or Directors, respectively. In December 2003, in recognition of the increased amount of responsibility to be imposed upon Independent Directors by regulatory initiatives undertaken, or in the process of being proposed, by the SEC and the U.S. stock exchanges, and the additional amount of time, attention and frequency of Board and Committee meetings that this will entail, the Board of Directors, upon the recommendation of the Fund’s Nominating Committee, approved an increase in the fees payable to each Independent Director of the Fund from an aggregate fee of $16,000 per year, inclusive of attendance at in-person and telephonic Board meetings, to an aggregate fee of $18,500 per year. This increase became effective January 1, 2004. Members of the Fund’s Audit and Valuation Committee, Contract Review Committee, and Nominating Committee receive a fee of $500 per committee meeting attended, and the Chairman of each of these Committees receives an additional fee of $500 per committee meeting attended.

Compensation Table

Fiscal Year Ended October 31, 2003

Name of Director	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*
David L. Elsum	$16,500	N/A	N/A	$53,500	(3)
Lawrence S. Freedman‡	$0	N/A	N/A	$0	(3)
Martin J. Gilbert	$0	N/A	N/A	$0	(2)
Neville J. Miles	$20,750	N/A	N/A	$71,250	(3)
William J. Potter	$22,625	N/A	N/A	$70,125	(3)
Peter D. Sacks	$21,000	N/A	N/A	$63,500	(3)
E. Duff Scott	$17,000	N/A	N/A	$17,000	(1)
Warren C. Smith	$16,000	N/A	N/A	$16,000	(1)

Preferred Directors:
Dr. Anton E. Schrafl	$16,000	N/A	N/A	$37,000	(2)
John T. Sheehy	$21,125	N/A	N/A	$75,625	(3)

*	The number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2003.

‡	Mr. Freedman resigned effective in February 2004. Mr. Freedman was paid consulting fees by the Fund’s then Investment Manager equal to the fees paid to Independent Directors of funds in the fund complex of which Mr. Freedman was a director. For the fiscal year ended October 31, 2003, the amount of the consulting fees paid to Mr. Freedman was an aggregate of $32,000 with respect to the two funds of which Mr. Freedman was a director in the fund complex, of which $16,000 was paid with respect to the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers, Directors, the Investment Manager and Investment Adviser, affiliates of the Investment Manager or Investment Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s outstanding securities (“Reporting Persons”), to electronically file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, and except as provided in the following sentence, the Fund believes that during the fiscal year ended October 31, 2003, its Reporting Persons complied with all applicable filing requirements. Ms. Alison Briggs, for the fiscal year ended October 31, 2003, and Mr. Steven Robinson, for the fiscal year ended October 31, 2002, both “affiliated persons” of the Investment Adviser, filed Form 3 Initial Statements of Beneficial Ownership of the Fund’s securities subsequent to the 10 day period specified in the Form.

Relationship of Directors or Nominees with the Investment Manager and the Investment Adviser

Aberdeen Asset Managers (C.I.) Limited, a wholly-owned subsidiary of Aberdeen Asset Management PLC, served as investment manager to the Fund pursuant to a management agreement dated December 22, 2000. In December 2003, the Board of Directors approved the transfer by Aberdeen Asset Managers (C.I.) Limited (“AAMCIL”) to Aberdeen Asset Management Asia Limited (“AAMAL”), a wholly-owned subsidiary of Aberdeen Asset Management PLC, of the rights and obligations of AAMCIL under the management agreement referred to in the preceding sentence, and under the investment advisory agreement among the Fund, AAMCIL and Aberdeen Asset Management Limited (the Fund’s “Investment Adviser”) dated December 22, 2000. Effective March 8, 2004, AAMAL became the investment manager of the Fund (the “Investment Manager”) pursuant to a management agreement dated as of March 8, 2004. Aberdeen Asset Management Limited continues to serve as the Fund’s Investment Adviser, pursuant to an investment advisory agreement among the Fund, AAMAL and the Investment Adviser dated as of March 8, 2004. Prior to becoming the Fund’s Investment Manager, AAMAL and its personnel had, since 2001, been providing portfolio management, research and trading services to the Fund pursuant to a memorandum of understanding to which AAMAL, AAMCIL and the Investment Adviser were parties. Thus, the persons who provided day-to-day portfolio management of the Fund prior to the transfer will continue to provide such services after the transfer. The nature and quality of the investment management services to be provided to the Fund by AAMAL will not be materially different from those provided to the Fund by AAMCIL. The transfer is not intended to, and will not result in, any change in the fundamental investment processes, investment strategies or investment techniques employed by portfolio managers and investment professionals in providing investment advisory services to the Fund. Nor will the transfer result in any change in the terms of the Fund’s management agreement and advisory agreement, other than in the name of the investment manager.

AAMAL is a Singapore corporation with its registered office located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. AAMCIL is a Jersey, Channel Islands corporation with its registered office located at No. 1 Seaton Place, St. Helier, Jersey JE4 8YJ, Channel Islands. The Investment Adviser is a wholly-owned subsidiary of Aberdeen Asset Management Holdings Limited (“AAMHL”), an Australian corporation. The registered offices of the Investment Adviser and AAMHL are located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. AAMAL, AAMCIL and AAMHL are wholly-owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen”), a United Kingdom corporation. The registered offices of Aberdeen Asset Management PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG.

Mr. Martin Gilbert, a Director and President of the Fund, also serves as a Director of the Investment Manager, a Director of the Investment Adviser, a Director of AAMCIL, and as the Chief Executive and an Executive Director of Aberdeen Asset Management PLC. Mr. Gilbert is also a stockholder of Aberdeen Asset Management PLC.

Under the terms of an Investor Relations Services Agreement, Aberdeen Fund Managers, Inc. (doing business under the name Aberdeen Asset Management), an affiliate of the Investment Manager and the Investment Adviser, provides investor relations services to the Fund for a monthly retainer of $4,000, plus out-of-pocket expenses.

On December 22, 2000, all of the shares of the Fund’s then Investment Manager, of the parent of the Investment Adviser, and of EquitiLink International (Channel Islands) Limited (“EICIL”) were transferred to Aberdeen, pursuant to a Share Sale Agreement between Aberdeen on the one side, and entities of which Messrs. Laurence S. Freedman (a former director of the Fund) and Brian M. Sherman are the principal shareholders, and the shareholders of EICIL, on the other side. Total consideration for the sale was US $80 million, subject to certain adjustments. The consideration was paid in a combination of cash and preference shares issued by Aberdeen. The preference shares issued by Aberdeen were redeemed in three annual installments. The final installment was redeemed on October 31, 2003 for an aggregate consideration of approximately US $17,550,000. At the time of the execution of the Share Sale Agreement, Messrs. Freedman and Sherman were directors and the principal shareholders of the Fund’s then Investment Manager, and also served as, respectively, Joint Managing Director, and Joint Managing Director and Chairman, of the Investment Adviser. In connection with this sale, Messrs. Freedman and Sherman resigned as Joint Managing Directors of the Investment Adviser and as Directors of the Fund’s then Investment Manager.

REPORT OF THE AUDIT AND VALUATION COMMITTEE;

INFORMATION REGARDING THE FUND’S INDEPENDENT ACCOUNTANTS

The Audit and Valuation Committee has selected, and the Fund’s Independent Directors have ratified the selection of, PricewaterhouseCoopers LLP (“PwC”), independent accountants, to audit the financial statements of the Fund for the fiscal year ending October 31, 2004.

Representatives from PwC are expected to be present at the Meeting and will have the opportunity to respond to questions from stockholders and to make a statement if they so desire.

The Audit and Valuation Committee has received from PwC the written disclosures and the letter required by Independence Standards Board No. 1, and has discussed with PwC its independence. The Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC addressed by Statements on Auditing Standards Nos. 61 and 90. Based on the foregoing, the Audit and Valuation Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended October 31, 2003. The members of the Audit Committee are Messrs. William J. Potter, Peter D. Sacks and E. Duff Scott.

The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund during the Fund’s two most recent fiscal years:

Fiscal year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2003	$96,500	$24,500	$4,900	$0
2002	$78,000	$40,000	$4,500	$0

All of the services described in the table above were approved by the Audit and Valuation Committee pursuant to its pre-approval policies and procedures (the “Pre-Approval Policies and Procedures”) which are summarized below.

Non-audit fees in the amounts of $29,000 for the fiscal year ended October 31, 2003, and $12,000 for the fiscal year ended October 31, 2002, were billed by PwC for services rendered to the Fund, and to AAMCIL (the Fund’s then Investment Manager) and the Fund’s Investment Adviser. For 2003, these fees were for agreed upon procedures performed on behalf of AAMCIL in connection with the conversion of fund accounting for an affiliated fund managed by AAMCIL. For 2002, these fees were for a tax project for AAMCIL.

For the fiscal years ended October 31, 2003 and October 31, 2002, PwC did not provide any non-audit services to any entity controlling, controlled by, or under common control with the Fund’s then Investment Manager or the Fund’s Investment Adviser that provides ongoing services to the Fund (“Service Affiliates”).

The Fund’s Audit and Valuation Committee has adopted Pre-Approval Policies and Procedures pursuant to which the Committee pre-approves all audit and non-audit services provided by the Fund’s independent auditor (“Auditor”) and any non-audit services provided by the Auditor to the Fund’s Investment Manager, Investment Adviser and Service Affiliates during the period of the independent auditor’s engagement to provide audit services to the Fund, if those services directly impact the Fund’s operations and financial reporting. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-Audit services include certain services that are audit-related, such as consultations regarding financial accounting and reporting standards, and tax services. Certain services may not be provided by the Auditor to the Fund or to the Fund’s Service Affiliates without jeopardizing the Auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit and Valuation Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the client’s financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

The Pre-Approval Policies and Procedures require Audit and Valuation Committee approval of the engagement of the Auditor for each fiscal year and approval of the engagement by at least a majority of the Fund’s independent directors. In determining whether to engage the auditor for its audit services, the Audit and Valuation Committee will consider the auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive. The Pre-Approval Policies and Procedures also permit the Audit and Valuation Committee to pre-approve the provisions of types or categories of permissible non-audit services for the Fund and its Service Affiliates on an annual basis at the time of the auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s independent auditor, the Audit and Valuation Committee is to receive a list of the categories of expected non-audit services with a description and an estimated budget of fees. In its pre-approval, the Audit and Valuation Committee should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit and Valuation Committee consistent with the same standards for determination and information.

The Audit and Valuation Committee may also appoint a Designated Member of the Committee to pre-approve non-audit services that have not been pre-approved or material changes in the nature or cost of any non-audit services previously pre-approved. Any actions by the Designated Member are to be ratified by the Audit and Valuation Committee by the time of its next regularly scheduled meeting. The Fund’s Pre-Approval Policies and Procedures are reviewed annually by the Audit and Valuation Committee and the Fund maintains a record of the decisions made by the Committee pursuant to those procedures.

ADDITIONAL INFORMATION

Administrator. The Fund’s administrator is Princeton Administrators, L.P., Box 9095, Princeton, NJ 08543.

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or EquiServe Trust Company, N.A., the Transfer Agent of the Fund. Georgeson Shareholder Communications, Inc. (“Georgeson”) has been retained to assist in the solicitation of proxies. Georgeson will be paid approximately $5,000 by the Fund, and the Fund will reimburse Georgeson for its related expenses.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about March 26, 2004. As mentioned above, Georgeson has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain stockholders of the Fund may receive a call from a representative of Georgeson if the Fund has not yet received their vote. Authorization to permit Georgeson to execute proxies may be obtained by telephonic instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that Management of the Fund believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

Any proxy given by a stockholder is revocable. A stockholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund, or by attending the Meeting and voting in person.

Beneficial Ownership. To the best of the Fund’s knowledge, based upon filings made with the SEC, as of March 1, 2004, no persons or group beneficially owned more than 5% of the voting securities of the Fund.

Stockholder Proposals. If a stockholder intends to present a proposal, including the nomination of a director, at the Annual Meeting of Stockholders of the Fund to be held in 2005 and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the Secretary of the Fund at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and such proposal must be received by the Secretary no later than November 26, 2004.

Stockholders wishing to present proposals, including the nomination of a director, at the Annual Meeting of Stockholders of the Fund to be held in 2005 which they do not wish to be included in the Fund’s proxy materials must send written notice of such proposals to the Secretary of the Fund at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and such notice must be received by the Secretary no sooner than December 21, 2004 and no later than January 20, 2005 in the form prescribed from time to time in the Fund’s bylaws.

OTHER BUSINESS

The Board of Directors of the Fund knows of no business that will be presented for consideration at the Meeting other than as set forth above. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their discretion.

By Order of the Board of Directors,

Roy M. Randall, Secretary

800 Scudders Mill Road

Plainsboro, New Jersey 08536

March 24, 2004

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

PROXY

ABERDEEN GLOBAL INCOME FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders — April 20, 2004

The undersigned stockholder of Aberdeen Global Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Beverley Hendry, William J. Potter and Timothy Sullivan, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at Hilton Newark Gateway, Raymond Boulevard, Newark, New Jersey on Tuesday, April 20, 2004, at 2:30 p.m. (Eastern time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director (Proposal 1), and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND

RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

(X) PLEASE MARK VOTES

AS IN THIS EXAMPLE

ABERDEEN GLOBAL INCOME FUND, INC.

COMMON STOCK

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND’S COMMON STOCKHOLDERS VOTE “FOR” PROPOSAL 1, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

1.      Election of the following three nominees to serve

as Class III Directors for three-year terms and

until their successors are duly elected and qualify:

Martin J. Gilbert, Neville J. Miles and Warren C. Smith

For	Withhold Authority
/ /	/ /

You may withhold authority to vote for any individual nominee or nominees by marking the FOR box and striking out the name of any such nominee. Your shares will be voted for the remaining nominee(s).

The undersigned authorizes the Proxy holder to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

NOTE: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature

Signature (if held jointly)

Date

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

PROXY

ABERDEEN GLOBAL INCOME FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders — April 20, 2004

The undersigned stockholder of Aberdeen Global Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Beverley Hendry, William J. Potter and Timothy Sullivan, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at Hilton Newark Gateway, Raymond Boulevard, Newark, New Jersey on Tuesday, April 20, 2004, at 2:30 p.m. (Eastern time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director (Proposal 2), and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND

RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

(X) PLEASE MARK VOTES

AS IN THIS EXAMPLE

ABERDEEN GLOBAL INCOME FUND, INC.

AUCTION MARKET PREFERRED STOCK, SERIES W-7

THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF THE FUND’S PREFERRED STOCK VOTE “FOR” PROPOSAL 2, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

2. Election of the following two nominees to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify: Dr. Anton E. Schrafl and John T. Sheehy	For	Withhold Authority
	/ /	/ /

You may withhold authority to vote for one of the above nominees by marking the FOR box and striking out the name of any such nominee. Your shares will be voted for the remaining nominee.

The undersigned authorizes the Proxy holder to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

NOTE: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature

Signature (if held jointly)

Date